Exhibit 10.9

NEITHER THIS WARRANT NOR ANY SHARES THAT MAY BE ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION AVAILABLE UNDER SUCH ACT AND, IF REQUESTED, DELIVERY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

INTERACTIVE MOTORSPORTS AND ENTERTAINMENT CORPORATION

COMMON STOCK PURCHASE WARRANT

No. 2007-__	Dated: September 21, 2007

Interactive Motorsports and Entertainment Corporation, an Indiana corporation (the “Company,” which term includes any corporation which shall succeed to or assume the obligations of the Company hereunder), for value received, hereby certifies that ___________________ (the “Purchaser”), and its registered successors and permitted assigns (each such successor and assignee, together with the Purchaser, the “Holder”), is entitled to purchase from the Company up to an aggregate number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock, par value $0.001 per share, of the Company (“Common Stock”) equal to the Warrant Shares Amount at a purchase price per share (the “Warrant Price”) equal to $0.10, subject to the terms, conditions and adjustments set forth below. This Common Stock Purchase Warrant (this “Warrant,” which term includes all other Common Stock Purchase Warrants issued in substitution therefor) is being issued to the Purchaser in connection with investment banking services provided in connection with the Asset Purchase Agreement. Capitalized terms used in this Warrant and not otherwise defined herein are defined in Section 21 hereof.

1.	Exercise of Warrant.
1.1	Time and Manner of Exercise.

(a)           This Warrant shall be exercisable, in whole or in part, at any time, and from time to time, following the date hereof up until 11:59 p.m., New York time, on the fifth (5th) anniversary of the date hereof (such time and date, the “Expiration Date”).

(b)           Subject to the terms and conditions set forth herein, this Warrant may be exercised by the Holder, to the extent then exercisable, in whole or in part, during normal business hours on any Business Day, by surrender of this Warrant to the Company at its principal office, accompanied by a subscription in substantially the form attached to this Warrant as Exhibit A duly executed by the Holder and accompanied by payment, by check payable to the order of the Company or by wire transfer to such account of the Company as the Company shall direct, in the amount obtained by multiplying (i) the number of shares of Common Stock designated in such subscription (up to the amount of shares to which the Holder is entitled to receive at such time upon exercise of this Warrant) by (ii) the Warrant Price, and the Holder shall thereupon be entitled to receive the full number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock so purchased upon such exercise.

(c)           Alternatively, this Warrant may be exercised in the manner set forth in the preceding paragraph by surrendering this Warrant in exchange for such number of shares of Common Stock equal to the product of (i) the number of shares of Common Stock as to which this Warrant is being exercised, multiplied by (ii) a fraction, the numerator of which is the Market Price (as defined below) of a share of Common Stock minus the Warrant Price and the denominator of which is the Market Price for a share of Common Stock (a “Cashless Exercise”). Solely for the purposes of this Section 1, the “Market Price” shall be calculated either (A) on the date on which the form of subscription attached hereto is deemed to have been given to the Company (the “Notice Date”) or (B) as the average of the Market Price for each of the five trading days immediately preceding the Notice Date, whichever of (A) or (B) results in a greater Market Price; provided, however, that a Cashless Exercise may only be employed by the Holder if the Common Stock shall then be publicly quoted in the manner contemplated in the next sentence. As used herein, the phrase “Market Price” at any date shall be deemed to be the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the average closing sale price as furnished by the NASD through The Nasdaq Stock Market, Inc. (“Nasdaq”) or by the OTC Electronic Bulletin Board or similar organization if Nasdaq is no longer reporting such information or if the Common Stock is not publicly quoted, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it; and, upon request of the Holder, the Board shall, as promptly as reasonably practicable but in any event not later than 10 days after such request, make such a determination and notify the Holder of the Fair Market Value per Warrant Share.

1.2           When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in Section 1.1 hereof. At such time, the Person or Persons, in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such exercise as provided in Section 1.3 hereof, shall be deemed to have become the Holder or Holders of record thereof.

1.3           Delivery of Stock Certificates, Etc. As soon as practicable after each exercise of this Warrant, in whole or in part, and in any event within five Business Days thereafter, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of, and delivered to, the Holder or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct,

(a)           a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock to which such Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash in an amount determined in accordance with the provisions of Section 4 hereof, and

(b)           in case such exercise is in part only, a new Warrant of like tenor, calling in the aggregate on the face thereof for the number of shares of Common Stock equal to the number of such shares which such Holder would be entitled to receive at such time upon exercise of this Warrant, after giving effect to such recent exercise.

2.	Adjustments.

2.1           Change in Warrant Shares Amount and Warrant Price. The Warrant Shares Amount and the Warrant Price shall be subject to adjustment from time to time as follows:

(a)	The “Warrant Shares Amount” shall equal ____________.

(b)           In case at any time or from time to time the Company shall (i) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, its Common Stock, (ii) subdivide its outstanding shares of any class or series of Common Stock into a larger number of any class or series of shares of Common Stock, or (iii) combine its outstanding shares of any class or series of Common Stock into a smaller number of shares of any class or series of Common Stock, or (iv) increase or decrease the number of shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a merger, consolidation or other business combination in which the Company is the surviving corporation), then in each instance (A) the Warrant Shares Amount in effect immediately prior to the record date for such dividend or the effective date of such subdivision or combination shall be adjusted so that the Holder of this Warrant shall thereafter be entitled to receive the kind and number of shares of Common Stock that the Holder would have owned or have been entitled to receive after the happening of any of the events described above, had this Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto and (B) the Warrant Price shall be adjusted so that the aggregate amount payable by the Holder to the Company upon exercise of this Warrant in full immediately prior to such event shall equal the aggregate amount payable by the Holder to the Company upon exercise of this Warrant in full immediately after such event. An adjustment made pursuant to this Section 2.1(b) shall become effective immediately after the effective date of such event.

(c)           If the Company or any subsidiary of the Company, as applicable, at any time while this Warrant is outstanding, shall offer, sell, grant any option to purchase or offer, sell or grant any right to reprice its securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock, at an effective price per share less than the then Warrant Price (such lower price, the “Base Share Price” and such issuances collectively, a “Dilutive Issuance”), as adjusted hereunder (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the Warrant Price, such issuance shall be deemed to have occurred for less than the Purchase Price on such date of the Dilutive Issuance), then, the Warrant Price shall be reduced and only reduced to equal one hundred percent (100%) of the Base Share Price. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. Notwithstanding the foregoing, no adjustments shall be made, paid or issued under this Section 2(c) in respect of an Exempt Issuance, as defined below. The Company shall notify the Holder in writing, no later than the business day following the issuance of any Common Stock or Common Stock Equivalents subject to this section, indicating therein the applicable issuance price, or of the applicable reset price, exchange price, conversion price and other pricing terms (such notice the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 2(c), upon the occurrence of any Dilutive Issuance, after the date of such Dilutive Issuance the Holder is entitled to receive a number of Warrant Shares based upon the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise.

(d)           Except as provided herein, if the Company shall consolidate or merge with another corporation, and the Company is the surviving corporation, then the Holder of this Warrant shall have the right to receive upon exercise of this Warrant, the number of shares of Common Stock and other property that such Holder would have been entitled to receive upon or as a result of such consolidation or merger had this Warrant been exercisable and exercised immediately prior to such event.

(e)           The adjustments required by the preceding subsections of this Section 2.1 shall be made whenever and as often as any specified event requiring an adjustment shall occur. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

(f)            In computing adjustments under this Section 2, fractional interests in Common Stock shall be taken into account to the nearest one-thousandth of a share.

(g)           If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

2.2           Notice of Adjustment. Whenever the Warrant Shares Amount is adjusted, as provided in Section 2.1, the Company shall promptly mail to the Holder written notice of such adjustment or adjustments and shall deliver to the Holder a certificate of the chief executive officer or chief financial officer of the Company setting forth the number of shares of Common Stock issuable, and the Warrant Price payable, upon the exercise of this Warrant after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made; provided that in the case of any increase in the Warrant Shares Amount pursuant to Section 2.1(a), such written notice of such adjustment and related officer’s certificate shall be delivered to the Holder within five (5) Business Days following the end of the month with respect to which such adjustment occurred.

2.3           Notice of Certain Corporate Action. In case the Company shall propose (a) to pay any dividend payable in securities of any class to the holders of the Common Stock or to make any other distribution to the holders of the Common Stock, or (b) to offer the holders of the Common Stock rights to subscribe for or to purchase any securities convertible into shares of Common Stock or shares of stock of any class or any other securities, rights or options, or (c) to effect any capital reorganization, consolidation or merger, then, in each such case, the Company shall give the Holders of this Warrant a written notice of such proposed action, which shall specify the date on which a record is to be taken for the purposes of such dividend, distribution or rights, or the date such issuance is to take place and the date of participation therein by the holders of Common Stock, if any, is to be fixed, and shall be reasonably necessary to indicate the effect of such action on the Common Stock and the number and kind of any other shares of stock and other property, if any, after giving effect to any adjustment which will be required as a result of such action. Such notice shall be so given in the case of any action covered by clause (a), (b) or (c) above at least ten (10) days prior to the record date for determining holders of the Common Stock for purposes of such action and, in the case of any other such action, at least twenty (20) Business Days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be the earlier.

2.4           Statement on Warrant Certificates. Irrespective of any adjustment in the number or kind of shares issuable upon the exercise of this Warrant, Warrant certificates theretofore or thereafter issued may continue to express the same number and kind of shares as are stated in the Warrant certificates initially issued.

2.5           Notice to Holders of Dissolution, Liquidation or Winding Up. Notwithstanding any other provision herein, in the event that, at any time after the date hereof and prior to the expiration of this Warrant and the termination of the rights of the Holder, there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company, then the Company shall mail to the Holder at the earliest practicable time (and, in any event, not less than ten (10) days before any date set for definitive action) written notice of the date on which such dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of the shares of record of Common Stock issuable upon exercise of this Warrant shall be entitled to exchange their shares for securities, money or other property deliverable upon such dissolution, liquidation or winding up, as the case may be, on which date the Holder shall be entitled to receive upon surrender of this Warrant, the cash or other property that the Holder would have been entitled to receive had this Warrant been exercisable and exercised immediately prior to such dissolution, liquidation or winding up and any and all rights of the Holder to exercise this Warrant shall terminate. In case of any such voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall, after receipt of the surrendered Warrant, make payment in appropriate amount to such Person or Persons as it may be directed in writing by the Holder surrendering the Warrant.

3.	No Dilution or Impairment.

(i)        The Company will not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be reasonably necessary or appropriate in order to protect the rights of the holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not permit the par value of any share of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise, and (b) will take all such action as may be necessary or appropriate (including, without limitation, making appropriate transfers from the Company’s additional paid-in capital to its stated capital) in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

(ii)       In the event the Company should issue warrants, options or other securities which may be converted into or exchanged for Common Stock of the Company at a price of less than the exercise price of this Warrant, as such exercise price may be adjusted pursuant to the terms of this Warrant, then the exercise price of this Warrant shall automatically be adjusted so that the exercise price of this Warrant will be equal to the exercise or conversion price to the newly issued securities. This Section 3 shall not apply to or require adjustment for options or other convertible securities issued pursuant to employee stock option or similar plans; provided however, that the recipients of such options or convertible securities shall be limited to officers, directors, employees or consultants in connection with providing services to the Company or its subsidiaries.

4.             Fractional Interests. The Company shall not be required to issue fractional shares of Common Stock upon the exercise of this Warrant. If any fraction of shares of Common Stock would be issuable upon the exercise of this Warrant (or specified portion thereof), the Company shall pay an amount in cash equal to the fair market value (as determined in good faith by the Company’s Board of Directors) of one (1) share of Common Stock on the Business Day immediately preceding the date this Warrant is presented for exercise, multiplied by such fraction.

5.             Reservation of Stock, Etc. The Company shall at all times reserve and keep available, solely for issuance and delivery upon exercise of this Warrant, the number of shares of Common Stock from time to time issuable upon full exercise of this Warrant. All shares of Common Stock issuable upon exercise of this Warrant shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and nonassessable with no liability on the part of the holder thereof.

6.	Registration and Transfer of Warrants, Etc.

6.1           Restrictions on Transfer of Warrants and Common Stock. This Warrant and the Common Stock issuable upon exercise hereof may not be sold, transferred or otherwise disposed of unless registered under the Securities Act of 1933 (the “Securities Act”), and any applicable state securities laws or pursuant to available exemptions from such registration, provided that the seller, if requested by Company, delivers to the Company an opinion of counsel reasonably satisfactory to the Company confirming the availability of such exemption. Unless the shares of Common Stock issuable upon exercise hereof have been registered under the Securities Act, upon exercise of this Warrant and the issuance of any of the shares of Common Stock, all certificates representing such securities shall bear on the face thereof substantially the following legend:

“THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION AVAILABLE UNDER SUCH ACT AND, IF REQUESTED, DELIVERY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

6.2           Warrant Register; Ownership of Warrants. The Company shall keep at its principal office a register in which the Company shall provide for the registration of this Warrant and the registration of transfers of this Warrant. The Company may treat the Person in whose name this Warrant is registered on such register as the owner thereof for all other purposes, and the Company shall not be affected by any notice to the contrary, except that, if and when this Warrant is accompanied by an instrument of assignment in substantially the form attached hereto as Exhibit B, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of this Warrant for all purposes. This Warrant, if properly assigned, may be exercised by a new Holder without a new Warrant first having been issued.

6.3           Transfer and Exchange of Warrants. Upon surrender of this Warrant for registration of transfer or for exchange to the Company at its principal office, the Company at its expense shall execute and deliver in exchange therefor a new Warrant or Warrants of like tenor, in the name of the Holder or as the Holder (upon payment by the Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

6.4           Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and upon delivery to the Company of an indemnity agreement reasonably acceptable to the Company, the Company at its expense shall execute and deliver, in lieu thereof, a new Warrant of like tenor.

7.             Remedies. The Company stipulates that the remedies at law of the Holder of this Warrant, in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant, are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

7.1         No Rights or Liabilities as Stockholder. Nothing contained in this Warrant shall be construed as (a) conferring upon the Holder hereof any rights as a stockholder of the Company (including, without limitation, any right to vote or to receive dividends or to consent or to receive notice as a stockholder in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any right whatsoever as a stockholder of the Company (except for those notices and other matters expressly set forth herein)), or (b) imposing any obligation on such Holder to purchase any securities or as imposing any liabilities on such Holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

8.             Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

(a)           make and keep public information available, as defined for purposes of Rule 144(c) under the Securities Act;

(b)           use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company to be filed under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(c)           so long as a holder owns any Registrable Securities, furnish to the holder forthwith upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after 90 days following the close of the first sale of securities by the Company pursuant to a registration statement), and of the Securities Act and the Exchange Act (at any time after it has become subject to the reporting requirements of the Exchange Act), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a holder to sell any such securities without registration (at any time after the Company has become subject to the reporting requirements of the Exchange Act).

9.             Mergers, Etc. The Company shall not, directly or indirectly, enter into any merger, consolidation, or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation, or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to “Registrable Securities” shall be deemed to be references to the securities that the Stockholders would be entitled to receive in exchange for Registrable Securities under any such merger, consolidation, or reorganization; provided, however, that the provisions of this Agreement shall not apply in the event of any merger, consolidation, or reorganization in which the Company is not the surviving corporation if all Holders holding Registrable Securities are entitled to receive in exchange for their Registrable Securities consideration consisting solely of (i) cash, (ii) securities of the acquiring corporation that may be immediately sold to the public without registration under the Securities Act, or (iii) securities of the acquiring corporation that the acquiring corporation has agreed to register within 120 days of completion of the transaction for resale to the public pursuant to the Securities Act.

10.           Notices. All notices and other communications by the Company or by any Holder to the Company under this Warrant shall be deemed to have been sufficiently given and received for all purposes when delivered in person, by facsimile transmission or by air courier, or five days after being sent by registered or certified mail, return receipt requested, postage prepaid, addressed in each case (a) if to any Holder of this Warrant, at the registered address of such Holder as set forth in the register kept at the principal office of the Company, or (b) if to the Company, to the attention of its chief executive officer at its principal office. Each party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice to the other party.

11.           Amendments. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

12.           Descriptive Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

13.           Severability. The invalidity or unenforceability of any provision of this Warrant in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Warrant in such jurisdiction or the validity, legality or enforceability of this Warrant, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

14.           Governing Law; Jurisdiction; Venue. This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of Indiana, without regard to the conflicts of law rules thereof. The state and federal courts of the State of Indiana located in Indianapolis shall have jurisdiction to hear and determine any claims or disputes between the parties hereto pertaining directly or indirectly to this Warrant and all documents, instruments and agreements executed pursuant hereto, or to any matter arising therefrom (unless otherwise expressly provided for therein). The exclusive choice of forum set forth in this Section 13 shall not be deemed to preclude the enforcement of any judgment obtained in such forum or the taking of any action to enforce the same in any other appropriate jurisdiction.

15.           Entire Understanding. This Warrant contains, and is intended as, a complete statement of all the terms of the arrangements between the Company and the Holder with respect to the matters set forth herein, and supersedes any previous agreements and understandings between the parties with respect to those matters. There are no promises, representations, warranties, covenants or undertakings other than those set forth herein.

16.           Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

“Note and Warrant Purchase Agreement” means the Note and Warrant Purchase Agreement of even date herewith by and among the various purchasers of up to an aggregate of $1,000,000 of secured notes with warrants attached (the “Purchasers”), the Company and Perfect Line, Inc., an Indiana corporation wholly owned by the Company.

“Business Day” means any day other than a Saturday, Sunday or a day on which commercial banking institutions in New York City are authorized by law to be closed.

“Common Stock” as defined in the introduction to this Warrant, shall include (a) any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, and (b) any stock and other securities of the Company or any other Person (corporate or otherwise) which the Holder of this Warrant at any time shall be entitled to receive, or shall have received, upon the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock pursuant to Section 2 hereof or otherwise.

“Common Stock Equivalents” means any securities of the Company or the subsidiaries of the Company which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company” as defined in the introduction to this Warrant, such term to include any corporation which shall succeed to or assume the obligations of the Company hereunder.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the board of directors of the Company (the “Board”) or a majority of the members of a committee of non-employee directors established for such purpose and (b) securities upon the exercise of or conversion of any securities issued to the Holder hereunder, convertible securities, options or warrants issued and outstanding on the date of this Warrant, provided, however, that such securities have not been amended since the date of this Warrant to increase the number of such securities or to decrease the exercise or conversion price of any such securities.

“Person” means a corporation, an association, a partnership, an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

[The next page is the signature page]

                The Company has caused this Warrant to be duly executed and delivered as of the date first written above.

INTERACTIVE MOTORSPORTS AND

ENTERTAINMENT CORPORATION

By:_________________________________

William R. Donaldson

Chairman and Chief Executive

Officer

Attest:

_______________________________

Exhibit A

FORM OF SUBSCRIPTION

[To be executed only upon exercise of Warrant]

To:	Interactive Motorsports and Entertainment Corporation

The undersigned registered holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder, __________ shares of Common Stock, par value $0.001 per share, of Interactive Motorsports and Entertainment Corporation, an Indiana corporation, and herewith makes payment of $__________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to, __________, whose address is __________.

Dated:________________________

____________________________________

(Signature must conform in all respects to

name of holder as specified on the face of

Warrant)

____________________________________
(Street Address)

____________________________________
(City, State and Zip Code)

Exhibit B

FORM OF ASSIGNMENT

[To be executed only upon transfer of Warrant]

For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto __________ the right represented by such Warrant to purchase __________ shares of Common Stock, par value $0.001 per share, of Interactive Motorsports and Entertainment Corporation, an Indiana corporation, to which such Warrant relates, and appoints __________ as attorney to make such transfer on the books of Interactive Motorsports and Entertainment Corporation maintained for such purpose, with full power of substitution in the premises.

Dated:__________________________

____________________________________

(Signature must conform in all respects to

name of holder as specified on the face of

Warrant)

____________________________________
(Street Address)

____________________________________
(City, State and Zip Code)

Signed in the presence of:

____________________________________